UNITED STATES SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C.  20549


                 FORM 8-K/A
      Amendment Number One and Restatement of:

               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



                   June 30, 1998
-------------------------------------------------
Date of Report (Date of earliest event reported)



Harnischfeger Industries, Inc.
-----------------------------------
(Exact name of registrant as specified in its charter)



Delaware             1-9299             39-1566457
--------------------------------------------------
(State or other    (Commission        IRS Employer
 jurisdiction of    File Number)
Identification No.
 incorporation)



3600 South Lake Drive, St. Francis, Wisconsin
---------------------------------------------
(Address of principal executive offices)

53235-3716
----------
Zip Code


(414) 486-6400
--------------------------------------------------
 Registrant's telephone number, including area
code)


-------------------------------------------------
Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

On March 30, 1998, Harnischfeger Industries, Inc.
(the "Company") completed the sale of
approximately 80% of the common stock of the Company's P&H Material Handling ("Material
Handling") business to Chartwell Investments, Inc.
in a leveraged recapitalization transaction for approximately $340 million in cash and $4.8 million of preferred stock which carries a 12.25%
PIC dividend.  The Company will retain
approximately 20% of the outstanding common stock and 11% of the outstanding voting securities of Material Handling and will hold one of the eight
Board of Directors seats for Material Handling.
In addition, the Company has licensed to Material
Handling the sole and exclusive right to use the P&H trademark on existing Material Handling produced products on a worldwide basis for periods specified in the agreement for a royalty fee payable over a ten year period.

Material Handling is a leading supplier of through-the-air cranes, hoists and dock-side cranes for industrial and shipyard settings.

Item 7.   Financial Statements and Exhibits

Filed with this Amended and Restated Current
Report on Form 8-K/A is pro forma financial information relative to the divestiture of Material Handling required pursuant to Article 11 of Regulation S-X which has been restated to reflect the restatement in the following paragraph.

During the second quarter of fiscal 1998, the Company identified at its Beloit Corporation subsidiary additional contract costs of approximately $155,000 related to four large ongoing Indonesian projects with total contract values aggregating approximately $600,000. At the direction of the Company's Board of Directors, a special review was undertaken to assess the reasonableness of the revised cost estimates and the related financial reporting implications.
Based upon the Company's internal review and the results of the special review, it was determined that $27,600 and $82,000 of the approximate
$155,000 in additional contract costs more appropriately related to fiscal 1997 and the first quarter of fiscal 1998, respectively. As such, the fiscal 1997 financial statements and the first quarter of fiscal 1998 financial statements were restated to reflect these changes.


The following financial statements and exhibits
are filed as part of this report:
                                        Page No.
                                        -------
(b)  Pro forma financial information
     (1)  Unaudited Pro Forma Condensed
          Statements of Income             2-8

     (2)  Unaudited Pro Forma Condensed
          Balance Sheet                      9











           Harnischfeger Industries, Inc.
           Unaudited Pro Forma Condensed
                Financial Statements

The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of Harnischfeger
Industries, Inc.

The pro forma data is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture of Material Handling been consummated on the dates indicated, nor is such data necessarily indicative of future operating results or financial position.
There is no assurance that similar results will be achieved in the future. Allocations and adjustments have been based on the best information currently available.

The accompanying pro forma condensed balance sheet reflects the use of the after-tax proceeds from the sale of approximately $300 million to initially pay down debt.

The historical statements of income of
Harnischfeger Industries, Inc. for fiscal years ended October 31, 1995, 1996 and 1997 and the first quarters of fiscal 1997 and 1998 have been restated to reflect the Material Handling business as a discontinued operation. The results of the discontinued operations do not reflect any interest expense or management fees allocated by the Company. The Income Statements for the fiscal year ended October 31,1997 and the first quarter of 1998 and the pro forma combined balance sheet have also been restated to reflect the restatement discussed in the following paragraph.

During the second quarter of fiscal 1998, the Company identified at its Beloit Corporation subsidiary additional contract costs of approximately $155,000 related to four large ongoing Indonesian projects with total contract values aggregating approximately $600,000. At the direction of the Company's Board of Directors, a special review was undertaken to assess the reasonableness of the revised cost estimates and the related financial reporting implications.
Based upon the Company's internal review and the results of the special review, it was determined that $27,600 and $82,000 of the approximate
$155,000 in additional contract costs more appropriately related to fiscal 1997 and the first quarter of fiscal 1998, respectively. As such, the fiscal 1997 financial statements and the first quarter of fiscal 1998 financial statements were restated to reflect these changes.


NOTE 1 - The pro forma condensed statements of income have been prepared assuming that the divestiture of Material Handling occurred on November 1, 1996, and the pro forma condensed balance sheet has been prepared assuming that the divestiture of Material Handling occurred as of January 31, 1998.

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1995


                         Historical       MHE       Restated
                         -----------     ---------     -----------
REVENUES
  Net Sales                   $2,152,079      $239,882      $1,912,197
  Other Income                   32,208          3,766         28,442
                         ----------      --------      ----------
                         2,184,287        243,648      1,940,639

COST OF SALES                 1,671,932        183,492      1,488,440
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                      330,990         37,306        293,684
                         ----------      --------      ----------
OPERATING INCOME                181,365         22,850        158,515

INTEREST EXPENSE-NET            (40,713)     (200)      ($40,513)
                          ----------          --------      ----------
INCOME BEFORE JOY
  MERGER COSTS,
  GAIN ON SALE
  OF MEASUREX INVESTMENT,
  PROVISION FOR INCOME
  TAXES & MINORITY
  INTEREST                      140,652         22,650        118,002

JOY MERGER COSTS                (17,459)        -        (17,459)
GAIN ON SALE OF MEASUREX
  INVESTMENT                     29,657         -         29,657
PROVISION FOR
  INCOME TAXES                  (53,500)        (7,928)       (45,572)
MINORITY INTEREST                     (7,230)        -         (7,230)
                         ----------     ----------     ----------
INCOME FROM
  CONTINUING
  OPERATIONS                    $92,120        $14,722        $77,398

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                        $1.99                    $1.67
                             =====                    =====
     DILUTED                      $1.97                    $1.66
                             =====                    =====

AVERAGE SHARES OUTSTANDING
     BASIC                       46,218                   46,218
                            ======                   ======
     DILUTED                     46,659                   46,659
                            ======                   ======
/TABLE

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1996


                         Historical       MHE       Restated
                         ----------     -----      ---------
REVENUES
  Net Sales                   $2,863,931      $323,216      $2,540,715
  Other Income                   23,639          2,613         21,026
                         ----------      --------      ----------
                         2,887,570        325,829      2,561,741

COST OF SALES                 2,166,775        247,397      1,919,378
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                      433,776         45,325        388,451
RESTRUCTURING CHARGE             43,000         -         43,000
                         ----------      --------      ----------
OPERATING INCOME                244,019         33,107        210,912

INTEREST EXPENSE-NET            (62,258)     (245)       (62,013)
                          ----------          --------      ----------
INCOME BEFORE PROVISION
  FOR INCOME TAXES
  & MINORITY INTEREST           181,761         32,862        148,899

PROVISION FOR
  INCOME TAXES                  (63,600)       (11,502)       (52,098)
MINORITY INTEREST                     (3,944)      (45)        (3,899)
                         ----------     ----------     -----------

INCOME FROM CONTINUING
  OPERATIONS                   $114,217        $21,315        $92,902
                         ==========     =========      =========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
            BASIC                      $2.42                    $1.97
                             =====                    =====
            DILUTED               $2.40                    $1.95
                             =====                    =====

AVERAGE SHARES OUTSTANDING
           BASIC                 47,196                   47,196
                            ======                   ======
           DILUTED               47,565                   47,565
                            ======                   ======

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1997


                         Historical       MHE       Restated
                         ------------          --------     -----------
REVENUES
  Net Sales                   $3,088,538      $353,350      $2,735,188
  Other Income                   29,705          2,524         27,181
                         ----------      ---------     -----------
                         3,118,243        355,874      2,762,369

COST OF SALES                 2,369,115        261,168      2,107,947
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                      457,456         56,307        401,149
                         ----------      ---------     -----------
OPERATING INCOME                291,672         38,399        253,273

INTEREST EXPENSE-NET            (72,543)     (398)       (72,145)
INCOME BEFORE
  PROVISION
  FOR INCOME TAXES
  & MINORITY
  INTEREST                      219,129         38,001        181,128

PROVISION FOR
  INCOME TAXES                  (74,475)       (12,920)       (61,555)
MINORITY INTEREST                     (6,374)      (18)        (6,356)
                         -----------    ----------     -----------
INCOME FROM
  CONTINUING
  OPERATIONS                   $138,280        $25,063       $113,217


INCOME PER SHARE FROM
  CONTINUING OPERATIONS
      BASIC                       $2.89                    $2.36
                             =====                    =====
      DILUTED                     $2.86                    $2.34
                             =====                    =====

AVERAGE SHARES OUTSTANDING
      BASIC                      47,827                   47,827
                            ======                   ======
      DILUTED                    48,261                   48,261
                            ======                   ======

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1997



                          Pro Forma
                         Adjustments     Pro Forma
                         -----------     ---------
REVENUES
  Net Sales              $    -         $2,735,188
  Other Income                   588 (A)        30,419
                          2,650 (B)
                         -----------    -----------
                          3,238         2,765,607

COST OF SALES                 -         2,107,947
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                    -           401,149
                         ----------     -----------
OPERATING INCOME               3,238           256,511

INTEREST EXPENSE-NET          10,567 (C)       (61,578)
                         ----------     -----------
INCOME BEFORE PROVISION
  FOR INCOME TAXES
  & MINORITY INTEREST         13,805           194,933

PROVISION FOR
  INCOME TAXES                (4,694)(D)       (66,249)
MINORITY INTEREST                   -           (6,356)
                         -----------    ----------
INCOME FROM CONTINUING
  OPERATIONS                  $9,111          $122,328
                         ===========    ==========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
      BASIC                                 $2.56
                                       =====
      DILUTED                               $2.53
                                       =====

AVERAGE SHARES OUTSTANDING
      BASIC                                47,827
                                      ======
      DILUTED                              48,261
                                      ======

(A)  Reflects dividend income from the 12.25% preferred stock.
(B)  Reflects royalty income calculated as a percent of MHE's sales.
(C)  Reflects the reduction in interest expense resulting from the repayment of short- and long-term debt available for repayment.
(D)  Reflects tax effects of pro forma adjustments.

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1997

                         Historical       MHE       Restated
                         ----------     -----     ----------
REVENUES
  Net Sales                    $699,411        $79,982       $619,429
  Other Income                    8,760          1,376          7,384

                          --------        -------       --------
                           708,171         81,358        626,813

COST OF SALES                   527,637         60,792        466,845
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                      113,034         13,370         99,664
                          --------        -------       --------
OPERATING INCOME                 67,500          7,196         60,304

INTEREST EXPENSE-NET            (16,497)     (221)       (16,276)
                           -------        -------        --------

INCOME BEFORE PROVISION
  FOR INCOME TAXES &
  MINORITY INTEREST              51,003          6,975         44,028

PROVISION FOR INCOME TAXES      (17,850)        (2,441)       (15,409)
MINORITY INTEREST                     (2,295)       (8)        (2,287)
                           --------      --------       ---------

INCOME FROM CONTINUING
  OPERATIONS                    $30,858         $4,526        $26,332
                          ========       ========      =========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                        $0.65                    $0.55
                             =====                    =====
     DILUTED                      $0.64                    $0.55
                             =====                    =====

AVERAGE SHARES OUTSTANDING
     BASIC                       47,720                   47,720
                            ======                   ======
     DILUTED                     48,258                   48,258
                            ======                   ======


                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1997



                               Pro Forma

                              Adjustments     Pro Forma
                      ---     ------------         ---------
REVENUES
  Net Sales                        $    -          $619,429
  Other Income                        147 (A)         8,194
                                 663 (B)
                              ----------      --------
                                 810           627,623

COST OF SALES                      -           466,845
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                         -            99,664
                              ----------      --------
OPERATING INCOME                      810            61,114

INTEREST EXPENSE-NET                2,978 (C)       (13,298)
                              ----------       --------
INCOME BEFORE PROVISION
  FOR INCOME TAXES &
  MINORITY INTEREST                 3,788            47,816

PROVISION FOR INCOME TAXES         (1,326)(D)       (16,735)
MINORITY INTEREST                       -            (2,287)
                              ----------       --------
INCOME FROM CONTINUING
  OPERATIONS                       $2,462           $28,794
                              ==========      ========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                                       $0.60
                                            =====
     DILUTED                                     $0.60
                                            =====

AVERAGE SHARES OUTSTANDING
     BASIC                                      47,720
                                           ======
     DILUTED                                    48,258
                                           ======

(A)  Reflects dividend income from the 12.25% preferred stock.
(B)  Reflects royalty income calculated as a percent of MHE's sales.
(C)  Reflects the reduction in interest expense resulting from the repayment of short- and long-term debt available for repayment.
(D)  Reflects tax effects of pro forma adjustments.
/TABLE

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1998



                         Historical       MHE       Restated
                         -----------       -------      ---------
REVENUES
  Net Sales                    $634,327        $76,483       $557,844
  Other Income                   10,158       148         10,010

                          --------         -------       --------
                           644,485         76,631        567,854

COST OF SALES                   561,253         56,653        504,600
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                      112,181         14,344         97,837
                          --------         -------        -------
OPERATING INCOME (LOSS)              (28,949)         5,634        (34,583)

INTEREST EXPENSE-NET            (18,772)     (477)       (18,295)
                           --------        -------       --------
INCOME (LOSS)BEFORE
  (PROVISION) BENEFIT
  FOR INCOME TAXES &
  MINORITY INTEREST             (47,721)         5,157        (52,878)
(PROVISION) BENEFIT FOR
  INCOME TAXES                   16,230         (1,753)        17,983
MINORITY INTEREST                      9,924         -          9,924
                           --------       --------       --------

INCOME (LOSS)FROM CONTINUING
   OPERATIONS                  $(21,567)        $3,404       $(24,971)
                           ========       ========       ========

INCOME (LOSS) PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                       $(0.46)                  $(0.53)
                         =====               =====
     DILUTED                     $(0.46)                  $(0.53)
                         =====               =====

AVERAGE SHARES OUTSTANDING
     BASIC                        46,742                   46,742
                             ======                   ======
     DILUTED                      46,742                   46,742
                             ======                   ======

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1998


                               Pro Forma
                              Adjustments     Pro Forma
                              -----------    ----------
REVENUES
  Net Sales                        $    -          $557,844
  Other Income                        147 (A)        10,820
                                 663 (B)
                              ----------      --------
                                 810           568,664

COST OF SALES                      -           504,600
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                         -            97,837
                               ---------      --------
OPERATING INCOMEM (LOSS)              810           (33,773)

INTEREST EXPENSE-NET                4,462 (C)       (13,833)
                               ---------       --------
INCOME (LOSS) BEFORE (PROVISION)
  BENEFIT FOR INCOME TAXES &
  MINORITY INTEREST                 5,272           (47,606)

(PROVISION) BENEFIT FOR
  INCOME TAXES                     (1,792)(D)        16,191
MINORITY INTEREST                       -             9,924
                              ---------        --------

INCOME (LOSS) FROM CONTINUING
   OPERATIONS                      $3,480          $(21,491)
                              =========       =========

INCOME (LOSS) PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                                      $(0.46)
                                        =====
     DILUTED                                    $(0.46)
                                        =====

AVERAGE SHARES OUTSTANDING
     BASIC                                       46,742
                                            ======
     DILUTED                                     46,742
                                            ======

(A)  Reflects dividend income from the 12.25% preferred stock.
(B)  Reflects royalty income calculated as a percent of MHE's sales.
(C)  Reflects the reduction in interest expense resulting from the repayment of short- and long-term debt available for repayment.
(D)  Reflects tax effects of pro forma adjustments.

                          Harnischfeger Industries Inc.
                   Unaudited Pro Forma Condensed Balance Sheet
                                 January 31, 1998

                                HII       MHE
                                --------        -------
    Assets
Current assets:
  Cash & cash equivalents      $       18,065      $       -
  Accounts receivable - net                885,623         75,545
  Inventories                         623,160         38,226
  Businesses held for sale         9,576         -
  Other current assets                     133,303     6,383
                              ----------       --------
                               1,669,727        120,154

Property, plant
  and equipment - net                 639,442         43,662

Intangible assets                          506,959         37,154

Other assets                          138,098         13,867
                              ----------       --------
Total Assets                       $2,954,226       $214,837
                              ==========       ========

Liabilities and
 Sharholders' Equity
Current Liabilities:
  Short-term notes payable,
   including current
   portion of long-term
   obligations                     $  136,624       $  3,280
  Trade accounts payable              409,430         23,897
  Employee compensation
   and benefits                       114,166     7,513
  Advance payments and
   progress billings                  119,647     9,321
  Accrued warranties                   61,087     3,476
  Other current liabilities                260,686         20,655
                               ---------       --------
                               1,101,640         68,142

Long-term obligations                 895,011     1,009
Liability for
  postretirement benefits              50,952         -
Deferred income taxes                  84,589         -
Other liabilities                           47,041         -

Minority Interest                           87,042       377

Shareholders' equity                  687,951        145,309
                              ----------      ---------

Total Liabilities and
   Shareholders' Equity                 $2,954,226       $214,837
                              ==========      =========

                          Harnischfeger Industries Inc.
                   Unaudited Pro Forma Condensed Balance Sheet
                                 January 31, 1998

                                    Pro Forma       HII
                                   Adjustments      Restated
                                   -----------     ---------
Assets
Current assets:
  Cash & cash equivalents               $       -           $   18,065
  Accounts receivable - net                  -            810,078
  Inventories                           -            584,934
  Businesses held for sale              -         9,576
  Other current assets                       -            126,920
                                  ------ ---------     ----------
                                   -          1,549,573

Property, plant
  and equipment - net                   -            595,780

Intangible assets                            -            469,805

Other assets                             4,809(A)         129,040
                                  --------------       ----------
Total Assets                            $   4,809           $2,744,198
                                   =============       ==========

Liabilities and
 Sharholders' Equity
Current Liabilities:
  Short-term notes payable,
   including current
   portion of long-term
   obligations                          $(65,000)(B)         $  68,344
  Trade accounts payable                -            385,533
  Employee compensation
   and benefits                         -            106,653
  Advance payments and
   progress billings                    -            110,326
  Accrued warranties                    -             57,611
  Other current liabilities                  55,000 (D)        295,031
                                   ------------          --------
                                   (10,000)        1,023,498

Long-term obligations                   (275,000)(C)           619,002
Liability for
  postretirement benefits               -             50,952
Deferred income taxes                   -             84,589
Other liabilities                                          47,041

Minority Interest                            -             86,665

Shareholders' equity                    289,809 (E)       832,451
                                   -------------       ----------

Total Liabilities and
   Shareholders' Equity                      $   4,809           $2,744,198
                                   =============       ==========
A)  Reflects the investment in preferred stock of $4,809.
B)  Reflects the repayment of short term debt.
C)  Reflects the repayment of long term debt.
D)  Amount represents $10 million in estimated transaction-related expenses and $45 million in estimated taxes.
E)  Reflects the following:
    Gain on sale after tax           $144,500
    Add back of MHE equity
      which would have
      been eliminated in
      consolidation                   145,309
                                --------
                                $289,809
                                ========

                                    Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended and restated report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Harnischfeger Industries, Inc.

June 30, 1998                   By /s/ James C. Benjamin
                                 ------------------------------
                                       James C. Benjamin
                                 Vice President, Controller
                                 and Chief Accounting Officer